EXHIBIT 1


      In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated March 30, 2001 (including amendments thereto) with respect to the common stock of LendingTree, Inc. This joint filing agreement shall be filed as an Exhibit to such Statement.


Date: March 30, 2001


                            THE UNION LABOR LIFE INSURANCE COMPANY
                            ON BEHALF OF ITS SEPARATE ACCOUNT P

                            By: /s/  Robert Kennedy
                                ----------------------------------------------


                            /s/ Douglas R. Lebda
                            --------------------------------------------------


                            DOUGLAS R. LEBDA & TARA G. LEBDA JT TEN
                            WROS

                            By: /s/ Douglas R. Lebda
                                ----------------------------------------------

                            THE LEBDA FAMILY 1999 IRREVOCABLE TRUST

                            By: /s/ Doulas R. Lebda
                                ----------------------------------------------


                            /s/ W. James Tozer, Jr.
                            --------------------------------------------------


                            /s/ Richard D. Field
                            --------------------------------------------------


                            /s/ Theodore W. Kheel
                            --------------------------------------------------


                            PRUDENTIAL SECURITIES C/F KEITH B. HALL - IRA
                            ROLLOVER

                            By: /s/ Keith B. Hall
                            --------------------------------------------------


                            KEITH B. AND ANN M. HALL

                            By: /s/ Keith B. Hall
                            --------------------------------------------------


                            /s/ Keith B. Hall
                            --------------------------------------------------


                            GE CAPITAL RESIDENTIAL CONNECTIONS CORPORATION

                            By: /s/ Theodore F. Weiland
                                ----------------------------------------------
                            Title: CFO


                            GE CAPITAL MORTGAGE CORPORATION

                            By:  /s/ Theodore F. Weiland
                                 ---------------------------------------------
                            Title:  CFO


                            GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                            By:  /s/ Ward E. Bobitz
                                 ---------------------------------------------
                            Title: Senior Vice President and Secretary


                            GNA CORP.

                            By:  /s/ Ward E. Bobitz
                                 ---------------------------------------------
                            Title: Senior Vice President and Secretary


                            GE FINANCIAL ASSURANCE HOLDINGS, INC.

                            By:  /s/ Ward E. Bobitz
                                 ---------------------------------------------
                            Title:Vice President and Assistant Secretary


                            GENERAL ELECTRIC CAPITAL CORPORATION

                            By:  /s/  Leon E. Roday
                                 ---------------------------------------------
                            Title:  Vice President


                            GENERAL ELECTRIC CAPITAL SERVICES, INC.

                            By:  /s/ Leon E. Roday
                                 ---------------------------------------------
                            Title: Attorney-in-Fact


                            GENERAL ELECTRIC COMPANY

                            By: /s/  Leon E. Roday
                                 ---------------------------------------------
                            Title: Attorney-in-Fact